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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 2, 1997 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP


Houston, Texas
March 25, 1998